UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth below under Item 1.03 of this Current Report on Form 8-K (“Report”) regarding the Asset Purchase Agreement (as defined below) is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.
Voluntary Petition for Bankruptcy
On August 5, 2024 (the “Petition Date”), SunPower Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re SunPower Corporation, et al., Case No. 24-11649”. The Company Parties intend to use this court-supervised process to pursue a range of options to maximize value of their assets and address their financial obligations.

The Company Parties continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties have filed a number of customary “first day” motions seeking the Bankruptcy Court’s authorization to support their operations during the court-supervised process, including a consensual cash collateral motion and a motion to pay certain employee wages and benefit obligations. The Company Parties expect that the Bankruptcy Court will approve the relief sought in these motions on an interim basis.
Asset Purchase Agreement
On August 5, 2024, prior to the filing of the Chapter 11 Cases, the Company and its subsidiaries named therein (together, the “Sellers”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Complete Solaria, Inc., a Delaware corporation (“Purchaser”), pursuant to which, subject to the terms and conditions set forth in the Asset Purchase Agreement, Purchaser agreed to acquire certain assets related to the Sellers’ Blue Raven Solar business, New Homes business, and non-installing Dealer network (collectively, the “Assets”) and assume certain specified liabilities of the Sellers (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities together, the “Transaction”), for a total purchase price of $45.0 million in cash (the “Purchase Price”). 10% of the Purchase Price shall be paid by Purchaser into an escrow account (the “Deposit”).

Upon Bankruptcy Court approval, Purchaser is expected to be designated as the “stalking horse” bidder in connection with a sale of the Assets under section 363 of the Bankruptcy Code. The Transaction will be conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions. Subject to Bankruptcy Court approval, in the event that Purchaser is not the successful bidder at the auction, Purchaser may be entitled to a break-up fee equal to approximately 3% of the Purchase Price plus reimbursement of expenses up to $550,000.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Transaction is subject to a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Asset Purchase Agreement and the accuracy of each party’s representations, subject to certain materiality qualifiers.

The Asset Purchase Agreement may be terminated by either party in certain scenarios, including for breach or upon failure to obtain Bankruptcy Court approval. Upon termination of the Asset Purchase Agreement, the Deposit will be returned to Purchaser, except in the event of certain specified termination triggers, including due to the Purchaser’s material breach of the Asset Purchase Agreement such that the closing conditions specified therein could not be satisfied by September 30, 2024.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Asset Purchase Agreement may change after the date of the Asset Purchase Agreement and do not purport to be accurate as of the date of this Report. Accordingly, investors should not rely upon the representations and warranties in the Asset Purchase Agreement as statements of factual information.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Report is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The filing of the Chapter 11 Cases constitutes an event of default that has accelerated obligations under the following debt instruments and agreements (collectively, the “Debt Instruments”):

•Credit Agreement, dated as of September 12, 2022, as amended, by and among the Company, certain of its subsidiaries as guarantors party thereto, the lenders and L/C issuers party thereto, and Bank of America, N.A., as administrative agent; and

•Second Lien Credit Agreement, dated as of February 14, 2024, by and among the Company, certain of its subsidiaries as guarantors party thereto, the lenders party thereto, GLAS USA LLC, as Administrative Agent, and GLAS Americas, LLC, as Collateral Agent.

The Debt Instruments provide that, as of the filing of the Chapter 11 Cases, the unpaid principal and interest due thereunder shall be immediately due and payable, which such amounts are currently equal to approximately $509 million. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed upon the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement prescribed in the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 2, 2024, the board of directors of the Company (the “Board”) approved Matthew Henry, a Managing Director at Alvarez & Marsal North America, LLC (“A&M”), as replacing Thomas H. Werner as the principal executive officer (“PEO”) of the Company. Mr. Werner will continue to serve in his capacity as Executive Chairman of the Board. Additionally, on August 4, 2024, Matthew Henry was engaged by the Company as Chief Transformation Officer (“CTO”).

In connection with Mr. Henry’s appointments, the Company entered into an engagement letter with A&M, effective August 4, 2024 (the “Engagement Letter”), for Mr. Henry’s services to the Company. Mr. Henry will continue to be employed by A&M and will not receive any compensation directly from the Company. Under the Engagement Letter, the Company shall compensate A&M at a rate of $1,250 per hour for Mr. Henry’s services in connection with his performance as the CTO and PEO.

Mr. Henry, age 41, is a Managing Director in A&M’s North American commercial restructuring practice. Mr. Henry has been with A&M since 2008 and has successfully advised clients spanning a range of industries, including the energy industry. Prior to joining A&M, Mr. Henry worked in investment banking, advising on acquisitions by private equity and publicly traded companies. Mr. Henry holds a Bachelor’s Degree in finance from University of Nevada, Reno and a Master’s Degree in business administration from Arizona State University.

Mr. Henry does not have any family relationships with any director or executive officer of the Company, and there are no understandings or arrangements between Mr. Henry and any other person pursuant to which Mr. Henry was appointed to serve as the CTO and PEO. In addition, there have been no transactions directly or indirectly involving Mr. Henry that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.	Regulation FD Disclosure.
Press Release
On August 5, 2024, the Company issued a press release announcing the Asset Purchase Agreement as well as the filing of the Chapter 11 Cases. A copy of this press release is attached to this Report as Exhibit 99.1.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) no longer meets the eligibility requirements necessary for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s post-petition status and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Dissolvement of Office of the Chairman

As previously announced on February 27, 2024, the Board established an Office of the Chairman led by Mr. Werner and included other key members of the Executive Leadership Team of the Company. Effective August 2, 2024, the Board dissolved the Office of the Chairman.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company Parties’ claim agent, Epiq Corporate Restructuring, LLC (“Epiq”), at https://dm.epiq11.com/SunPower or by contacting Epiq at (888) 410-9433 (Toll Free), +1 (971) 298-7638 (International) or by e-mail at SunPowerinfo@epiqglobal.com. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 8.01.	Other Events.
Cautionary Note Regarding the Company Parties’ Securities
The Company Parties caution that trading in their securities, including the Common Stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Information

This Report and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the Company Parties’ ability to negotiate and confirm a sale of its assets under Section 363 of the Bankruptcy Code; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Common Stock; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K/A filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
10.1	Asset Purchase Agreement, dated as of August 5, 2024, by and among Complete Solaria, Inc., as purchaser, and SunPower Corporation and its subsidiaries named therein
99.1	SunPower Press Release issued August 5, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

August 6, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer